UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2019

MKS INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code: (978) 645-5500

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

PRELIMINARY NOTE

As previously announced, on October 29, 2018, MKS Instruments, Inc. (“MKS” or the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with EAS Equipment, Inc. and Electro Scientific Industries, Inc. (“ESI”), pursuant to which MKS has agreed, subject to the terms and conditions of the Merger Agreement, to acquire ESI (the “Transaction”). This Current Report on Form 8-K is being filed in connection with the $650 million incremental term loan facility and $100 million asset-based revolving credit facility to be entered into by the Company in connection with the Transaction (the “Credit Facilities”).

Item 2.02	Results of Operations and Financial Condition.

The Company reaffirms, as of the date hereof, its guidance for the fourth quarter of 2018, as provided in the Company’s press release dated October 23, 2018, excluding all costs related to the Transaction.

Item 7.01	Regulation FD Disclosure.

On January 9, 2019, the Company will provide certain financial and other information, including the information attached as Exhibit 99.1 to this Current Report on Form 8-K, to prospective lenders (the “Lenders”) under the Credit Facilities.

The information contained in Exhibit 99.1 constitutes only a portion of the materials being made available to the Lenders and is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any intention or obligation to update or revise any such information as a result of developments occurring after the date of this Current Report on Form 8-K, except as required by law. The information contained in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The information contained in Exhibit 99.1 includes financial measures of each of the Company and ESI that are not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s management believes that these non-GAAP financial measures provide supplemental information that enhances management’s, investors’ and prospective lenders’ ability to evaluate each of the Company’s and ESI’s operating results and ability to repay its obligations.

These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than as defined in the attached materials, limiting their usefulness as a comparative tool. The Company compensates for these limitations by providing specific information regarding the GAAP amounts excluded from the non-GAAP financial measures. The Company further compensates for the limitations of its use of non-GAAP financial measures by presenting comparable GAAP measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures contained in Exhibit 99.1.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation Slides for January 9, 2019 meeting.

Forward-Looking Statements

Statements in this document and the accompanying exhibits regarding the proposed Transaction between MKS and ESI, the expected timetable for completing the Transaction, future financial and operating results, benefits and synergies of the Transaction, future opportunities for the combined company and any other statements about MKS’ or ESI’s managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should also be considered to be forward-looking statements. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are: the ability of the parties to complete the Transaction; the risk that the conditions to the closing of the Transaction, including approval of ESI shareholders, are not satisfied in a timely manner or at all; litigation relating to the Transaction; unexpected costs, charges or expenses resulting from the Transaction; the risk that disruption from the proposed Transaction materially and adversely affects the respective businesses and operations of MKS and ESI; the ability of MKS to realize the anticipated synergies, cost savings and other benefits of the proposed Transaction, including the risk that the anticipated benefits from the proposed Transaction may not be realized within the expected time period or at all; competition from larger or more established companies in the companies’ respective markets; MKS’ ability to successfully grow ESI’s business; potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; the ability of MKS to retain and hire key employees; legislative, regulatory and economic developments, including changing conditions affecting the markets in which MKS operates, including the fluctuations in capital spending in the semiconductor industry and other advanced manufacturing markets, the economy in general as well as fluctuations in net sales to MKS’ and ESI’s existing and prospective customers; the challenges, risks and costs involved with integrating the operations of ESI and the companies we have previously acquired, including our most recent acquisition of Newport Corporation; potential fluctuations in quarterly results, the terms of MKS’ existing term loan and the availability and terms of the Credit Facilities to be entered into in connection with the Transaction; dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and the other factors described in MKS’ most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and its most recent quarterly report filed with the SEC and in ESI’s most recent quarterly report filed with the SEC. MKS and ESI are under no obligation to, and expressly disclaim any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2019

MKS Instruments, Inc.

By:	/s/ Seth H. Bagshaw
Name:	Seth H. Bagshaw
Title:	Sr. Vice President, Chief Financial Officer and Treasurer